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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (Date of earliest event reported): SEPTEMBER 10, 2002



                            BAKER HUGHES INCORPORATED
               (Exact name of registrant as specified in charter)



  DELAWARE                          1-9397                       76-0207995
 (State of                       (Commission                  (I.R.S. Employer
Incorporation)                     File No.)                 Identification No.)


       3900 ESSEX LANE, HOUSTON, TEXAS                         77027
   (Address of Principal Executive Offices)                  (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 439-8600


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   Exhibits.

               99.1 - Press Release of Baker Hughes Incorporated (the "Company") dated September 10, 2002.



ITEM 9.  REGULATION FD DISCLOSURE.

         On September 10, 2002, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and the contents of which are incorporated herein by this reference. In accordance with General Instruction
B.2. of Form 8-K, the information contained in such press release shall not be deemed "Filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            BAKER HUGHES INCORPORATED



Dated: September 11, 2002                   By:    /s/Sandra E. Alford
                                               ---------------------------------
                                                      Sandra E. Alford
                                                     Corporate Secretary



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                                  EXHIBIT INDEX

      99.1   -   Press Release of Baker Hughes Incorporated (the "Company")
      dated September 10, 2002.





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